EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

In connection with the Quarterly Report of Wells Real Estate Investment Trust, Inc. (the “Registrant”) on Form 10-Q for the three month period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Douglas P. Williams, Executive Vice President, Treasurer and Chief Financial Officer of the Registrant, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Douglas P. Williams
Douglas P. Williams Executive Vice President, Treasurer and Chief Financial Officer August 9, 2002

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